Exhibit 72

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This is Amendment No. 1 (this “Amendment”) to the Employment Letter Agreement dated February 16, 2012 by and between Sitel Operating Corporation (the “Company”) and Dagoberto Quintana (“Employee”).

Recitals

A.	The Company and Employee entered into an employment letter agreement dated July 20, 2009 (the “Employment Agreement”).

B.	The Company and Employee now mutually desire to further amend the Employment Agreement as set out below.

C.
The parties intend that, except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect. Further, this Amendment shall form a part of the Employment Agreement for all purposes and the Employment Agreement and this Amendment shall be read together.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the sufficiency of which is specifically acknowledged by the Company and Employee, it is agreed as follows:

Agreements

1.	The section of Schedule A to the Employment Agreement entitled “Position” is amended to read in its entirety as follows:

President and Chief Executive Officer.

2.	The section of Schedule A to the Employment Agreement entitled “Base Salary” is amended to read in its entirety as follows:

$600,000 annualized. While the Company currently pays base salary on a bi-weekly basis, the Company reserves the right to change the frequency with which it pays all of its employees.

3.	Subsection (b) of the section of Schedule A to the Employment Agreement entitled “Bonus/Incentive” is amended to read in its entirety as follows:

(b) an annual bonus target of $780,000 pursuant to the terms of the Company’s Global Management Incentive Plan, in effect and as amended from time to time, and shall be in the unqualified discretion of the Company’s Board of Directors.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above, but actually on the date(s) stated below:

Sitel Operating Corporation

By: /s/ Patrick Tolbert

Title: Global Chief Financial Officer and Global Chief Operating Officer

Date: 2/21/12

/s/Dagoberto Quintana

Date: 2/21/12